CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.26

SECOND AMENDMENT TO THE AUGUST 31, 2005 SUPPLY AGREEMENT BETWEEN AMERSHAM HEALTH AS AND ORGANICHEM CORPORATION

THIS SECOND AMENDMENT (this “Second Amendment”) TO AGREEMENT between Amersham Health AS and Organichem Corporation is made as of January 1st, 2009 by and between GE Healthcare AS (formerly Amersham Health AS) (“Buyer”) and AMRI Rensselaer, Inc. (formerly Organichem Corporation) (“Seller”)

WITNESSETH:

WHEREAS, Amersham Health AS and Organichem Corporation entered into a Supply Agreement, dated as of August 21, 2005 (the “Agreement”); and

WHEREAS, Amersham Health AS has since been renamed GE Healthcare AS; and

WHEREAS, Organichem corporation has since been renamed AMRI Rensselaer, Inc.; and

WHEREAS, in accordance with Section 12.2 of the Agreement, Buyer and Seller desire to amend, effective January 1, 2009 (the “Amendment Effective Date”), the terms of the Parties’ Agreement,

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.  Term.  Section 2.2 is hereby deleted and replaced with the following:

“This Agreement is valid from January 1, 2005 and will remain in effect until December 31, 2013 unless earlier terminated in accordance with Article 2.3.

2.  Prices and Quantities.  Section 3.3 is hereby deleted and replaced with the following:

“The agreed prices and anticipated quantities in the Agreement period are:

Contract Price & Volume

	2009	2010	2011	2012	2013
Volume (Kg)	[*****]	[*****]	[*****]	[*****]	[*****]
Price ($/Kg)	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*****] denotes omissions.

CONFIDENTIAL TREATMENT REQUESTED

Payment Terms – 75 days from date of invoice received.

Freight – Seller to assume shipping arrangements and will pre-pay transport to Kristiansand, Norway
INCOTERMS:  FCA Rensselaer

Price Volume Adjustment
a)           No adjustment if volume is less than or equal to [*****]% of contract volume.
b)           If Volume decrease is between [*****]% to [*****]%, then the percent price increase will be equal to the percent of volume decrease minus [*****]% times [*****]% for the whole volume.
c)           If Volume decrease is greater than [*****]% then the percent price increase will be [*****]% minus [*****]% times [*****]% for the whole volume.
d)           If the volume increase is greater than [*****]% then the percent price decrease will be equal to the percent of volume increase minus [*****]% times [*****]% for the whole volume.

Buyer shall have the option for 2012 and 2013 to obtain up to [*****]percent ([*****]%) of its total volume requirements from other sources

AMRI’s price for 2012 and 2013 will then increase by the percent of volume decrease times [*****]% for the whole volume.

In the event that Buyer decides to exercise such option, it shall give Seller six (6) months prior written notice.

However, Section 3.3.2 shall remain and Section 3.4 is deleted.

Section 3.3.3. is deleted and replaced with the following:

3.3.3.  Seller’s Obligation to Manufacture

“Seller shall be required to manufacture up to [*****] percent of the quantities shown in Section 3.3 or Buyer’s subsequent good faith forecasts provided that such forecasts are delivered to Seller in accordance with the provisions of Section 6.1.  Notwithstanding the requirements of this Section 3.3.3, Seller shall make commercially reasonable efforts to accommodate Buyer’s requests for Product greater than [*****] percent of Buyer’s forecast.  In the event that Seller is unable to supply Product in accordance with Buyer’s forecasts, Buyer shall be relieved of its obligation to Purchase only to the extent that is required to meet Buyer’s needs in the current calendar year for Product that cannot be supplied by Seller.

3.  Liquid ABA.  In the event that the parties develop a commercial liquid ABA product, they agree to discuss and amend the Agreement as necessary.  In addition, the Parties agree to meet at least once a year to discuss potential process improvements for the benefit of both Parties and will amend the Agreement accordingly.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*****] denotes omissions.

4.  Reach.  Buyer will pre-register and take the lead to obtain the required testing data and documentation in order to comply with this directive.  Seller agrees to support Buyer to comply with this directive.  Seller further agrees to reimburse Buyer for any required testing and documentation expense.  Buyer agrees to leverage existing data as practical and to minimize these costs.

5.  The following shall be added to Article 10:

10.4 Notification
“Seller shall promptly notify Buyer of any claim against Seller which could in any way jeopardize Seller’s ability to supply the Product to Buyer pursuant to this Agreement.

Seller shall also notify Buyer of any material changes in Seller’s corporate structure or ownership.”

6.  The following is hereby added to Article 12:

12(g) “Seller shall provide written assurance of its compliance with all EHS and GMP regulations.”

7.  Business Contingency Plan.  The following is hereby added to Section 13.2:

“Seller agrees to provide to Buyer an annual review and update of Seller’s BCP which shall include a risk assessment on how the Seller will meet their obligations as set forth in this Agreement.
The BCP, including the risk profile, shall be reviewed at Seller’s expense at least every two years by a third party agreed upon by the parties.

In connection with the BCP, Seller agrees not to single source any key raw materials without the prior written consent of Buyer, such consent shall not be unreasonably withheld or delayed.”

8.  Continuation of Agreement.  The terms and conditions of the Agreement shall, except as modified by this Second Amendment, continue unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment on the date first above written.

AMRI RENSSELAER, INC.                                                                           GE Healthcare

By:	/s/ Thomas E. D’Ambra	By:	/s/ John R. Chiminski
	Thomas E. D’Ambra, Ph.D. President		John R. Chiminski President & CEO, Healthcare Systems

Date:	December 22, 1008	Date:	January 5, 2008